Exhibit 99.1

Inhibrx Reports First Quarter 2024 Financial Results
and Recent Corporate Highlights

San Diego, CA, May 9, 2024 – Inhibrx, Inc. (Nasdaq: INBX) (“Inhibrx” or the “Company”), a biopharmaceutical company with three programs in ongoing clinical trials and a strong emerging pipeline, today reported financial results for the first quarter of 2024 and provided an update on recent corporate highlights.

Sale of INBRX-101 to Sanofi
•In January 2024, the Company announced that it entered into a definitive agreement with Aventis, Inc. (“Aventis”), a subsidiary of Sanofi, whereby Sanofi will indirectly acquire, through Aventis, all of the assets and liabilities associated with INBRX-101 (the “Merger”). Immediately prior to the closing of the Merger, all non-101 assets and liabilities will be spun out into a new publicly traded company, Inhibrx Biosciences, Inc. (“New Inhibrx”) (the “Separation”). Sanofi will acquire all outstanding shares of the Company and, in turn, each shareholder will receive (i) $30.00 per share in cash, (ii) one contingent value right per share, representing the right to receive a contingent payment of $5.00 in cash upon the achievement of a regulatory milestone, and (iii) one SEC-registered, publicly-traded, share of New Inhibrx per every four shares of Inhibrx common stock held as of May 17, 2024. No action or payment is required by the Company’s shareholders to receive shares of New Inhibrx common stock.

•On May 8, 2024, the Company also announced that the distribution in the Separation is expected to occur at 11:59 p.m., Eastern Time, on May 29, 2024 (the “Distribution Time”) and the closing date of the Merger is expected to occur on May 30, 2024. As previously disclosed, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended expired on March 11, 2024, satisfying one of the conditions to the closing of the Merger, which remains subject to other customary closing conditions, including receipt of shareholder approval at the Company’s special meeting of shareholders to be held online in a virtual format on May 24, 2024 at 10:00 a.m., Pacific Time (the “Special Meeting”). Shareholders on record as of the close of business on April 24, 2024 were entitled to receive notice of, and to vote at, the Special Meeting.

•Beginning on May 16, 2024, and continuing until the occurrence of the distribution at the Distribution Time, shares of the Company’s common stock will trade with an entitlement to the distribution under the symbol “INBX”. Any holders of shares of the Company’s common stock who sell shares on or before the Distribution Time will also be selling their right to receive shares of New Inhibrx common stock.

•Beginning on May 16, 2024, shares of New Inhibrx common stock are expected to begin trading on a “when-issued” basis on The Nasdaq Global Market (“Nasdaq”) under the symbol “INXB” and under “Inhibrx Biosciences, Inc.” When-issued trading of shares of New Inhibrx common stock will continue until the distribution occurs. Following the completion of the Merger, New Inhibrx’s shares of common stock will be listed on Nasdaq under the symbol “INBX,” which is currently the symbol for the Company’s shares of common stock.

Financial Results
•Cash and Cash Equivalents. As of March 31, 2024, Inhibrx had cash and cash equivalents of $252.5 million, compared to $277.9 million as of December 31, 2023. The Company’s cash outflows for operations were offset in part by the receipt of $38.7 million in proceeds from the exercise of stock options during the first quarter of 2024.
•R&D Expense. Research and development expenses were $63.9 million during the first quarter of 2024, compared to $37.4 million during the first quarter of 2023. The increase in research and development expenses was primarily due to the following factors:
◦an increase in clinical trial expenses, primarily related to the registration-enabling Phase 2 trial for INBRX-101 for the treatment of emphysema due to AATD, which was initiated during the second quarter of 2023, in addition to the progression of its Phase 1/2 trial of INBRX-106 and its INBRX-109 registration-enabling Phase 2 trial for the treatment of unresectable or metastatic conventional chondrosarcoma;
◦an increase in CMC expenses due to the nature of the development and manufacturing activities performed at its CDMO and CRO partners supporting the Company’s clinical and preclinical therapeutic candidates, which reflect the stage-specific needs of its programs during each period, including early and late-stage drug substance clinical manufacturing, drug product manufacturing, and selected biologics license applications-enabling activities; and
◦an increase in personnel-related costs, partially attributable to an increase in headcount as the Company continues to expand its technical operations and clinical teams.
•G&A Expense. General and administrative expenses were $10.0 million during the first quarter of 2024, compared to $6.4 million during the first quarter of 2023. The increase in general and administrative expenses was primarily due to the following factors:
◦an increase in additional personnel-related costs in part due to the expansion of the Company’s finance and accounting team and its commercial strategy and medical affairs team;
◦an increase in professional service expenses related to accounting and legal services which support the Company in its general corporate and intellectual property matters; and
◦expenses related to the Merger, consisting of U.S. Securities and Exchange Commission (“SEC”) filing fees and consulting services performed in connection with filings related to the transaction.

•Net Loss. Net loss was $78.7 million during the first quarter of 2024, or $1.44 per share, compared to $48.9 million during the first quarter of 2023, or $1.12 per share.

About Inhibrx, Inc.
Inhibrx is a clinical-stage biopharmaceutical company focused on developing a broad pipeline of novel biologic therapeutic candidates in oncology and orphan diseases. Inhibrx utilizes diverse methods of protein engineering to address the specific requirements of complex target and disease biology, including its proprietary protein engineering platforms. For more information, please visit www.inhibrx.com.

Forward Looking Statements
Inhibrx cautions you that statements contained in this press release regarding matters that are not historical facts are forward-looking statements. These statements are based on Inhibrx’s current beliefs and expectations. These forward-looking statements include, but are not limited to, statements regarding: the closing of the Merger in the anticipated timeframe or at all; the potential benefits or payments in connection with the Merger; the ability to realize the anticipated benefits of the proposed Merger; Inhibrx’s and its investigators’ judgments and beliefs regarding the strength of Inhibrx’s pipeline and the observed safety and efficacy to date of its therapeutic candidates; whether a trial is registration-enabling; and future clinical development of Inhibrx’s therapeutic candidates, including any potential for approval or accelerated approval or implication that the results of earlier clinical trials or studies will be representative of later clinical trials. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in Inhibrx’s business, including, without limitation, risks and uncertainties regarding: satisfaction or waiver of the conditions to closing the proposed Merger (including the failure to obtain the requisite vote by the Company’s shareholders) in the anticipated timeframe or at all, including the possibility that the proposed Merger does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed Merger, including the possibility that the expected benefits from the Merger will not be realized or will not be realized within the expected time period; the risk that the integration of the Company and Sanofi will be more difficult, time consuming or costly than expected; risks and costs relating to the separation of the assets and liabilities associated with INBRX-105, INBRX-106 and INBRX-109 and the consummation of the spin-off in the anticipated timeframe or at all; changes to the configuration of the INBRX-106 and INBRX-109 businesses included in the separation if implemented; disruption from the transaction making it more difficult to maintain business and operational relationships; risks related to diverting management’s attention from the Company’s ongoing business operation; negative effects of this announcement or the consummation of the proposed transaction on the market price of the Company’s shares of common stock and/or operating results; significant transaction costs; risks associated with the discovery of unknown liabilities prior to or after the closing of the proposed transactions; the risk of litigation and/or regulatory actions related to the proposed transactions or the Company’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; the conflicts in Ukraine and the Middle East; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals. Important factors, risks and uncertainties that could cause actual results to differ materially from such forward looking statements also include but are not limited to the initiation, timing, progress and results of the Company’s research and development programs as well as the Company’s preclinical studies and clinical trials; the Company’s ability to advance therapeutic candidates into, and successfully complete, clinical trials; the Company’s interpretation of initial, interim or preliminary data from the Company’s clinical trials, including interpretations regarding disease control and disease response; the timing or likelihood of regulatory filings and approvals, including whether any product candidate receives approval from the FDA, or similar regulatory authority, for an accelerated approval process; the commercialization of the Company’s therapeutic candidates, if approved; the pricing, coverage and reimbursement of the Company’s therapeutic candidates, if approved; the Company’s ability to utilize the Company’s technology platform to generate and advance additional therapeutic candidates; the implementation of the Company’s business model and strategic plans for the Company’s business and therapeutic candidates; the Company’s ability to successfully manufacture the Company’s therapeutic candidates for clinical trials and commercial use, if approved; the Company’s ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the scope of protection the Company is able to establish and maintain for intellectual property rights covering the Company’s therapeutic candidates; the Company’s ability to enter into strategic partnerships and the potential benefits of such partnerships; the Company’s estimates regarding expenses, capital requirements and needs for additional financing; the ability to raise funds needed to satisfy the Company’s capital requirements, which may depend on financial, economic and market conditions and other factors, over which the Company may have no or limited control; the Company’s financial performance; the Company’s and the Company’s third party partners’ and service providers’ ability to continue operations and advance the Company’s therapeutic candidates through clinical trials and the ability of the Company’s third party manufacturers to provide the required raw materials, antibodies and other biologics for the Company’s preclinical research and clinical trials in light of current market conditions or any pandemics, regional conflicts, sanctions, labor conditions, geopolitical events, natural disasters or extreme weather events; the ability to retain the continued service of the Company’s key professionals and to identify, hire and retain additional qualified professionals; and developments relating to the Company’s competitors and the Company’s industry; and other risks described from time to time in the “Risk Factors” section of its filings with the SEC, including those described in its Annual Report on Form 10-K as well as its Quarterly Reports on Form 10-Q, and supplemented from time to time by its Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Inhibrx undertakes no obligation to update these statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Additional Information and Where to Find It
In connection with the proposed Merger, the Company has filed documents with the SEC, including preliminary and definitive proxy statements relating to the proposed Merger. The definitive proxy statement has been mailed to the Company’s shareholders in connection with the proposed Merger. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION

ABOUT THE PROPOSED MERGER. Any vote in respect of resolutions to be proposed at the Special Meeting to approve the proposed Merger or other responses in relation to the proposed Merger should be made only on the basis of the information contained in the Company’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or on the Company’s website at https://www.inhibrx.com.

No Offer or Solicitation
This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation
The Company, its respective directors and certain of their respective executive officers may be deemed to be “participants” (as defined under Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from shareholders of the Company with respect to the potential transaction. Information about the identity of Company’s directors and executive officers is set forth in the section entitled “Item 10. Directors, Executive Officers and Corporate Governance” beginning on page 152 of the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2024 (the “2023 Annual Report”) (and available here). Information about the compensation of Company’s non-employee directors and the Company’s named executive officers is set forth in the section entitled “Item 11. Executive Compensation” starting on page 158 of the 2023 Annual Report (and available here). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933) are disclosed in the section entitled “Item 13. Certain Relationships and Related Transactions, and Director Independence” starting on page 171 of the 2023 Annual Report (and available here). Information about the beneficial ownership of Company’s securities by Company’s directors and named executive officers is set forth in the section entitled “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” starting on page 167 of the 2023 Annual Report (and available here).
Any change of the holdings of the Company’s securities by its directors or executive officers from the amounts set forth in the 2023 Annual Report have been reflected in the following Statements of Beneficial Ownership on Form 4 filed with the SEC:
•Form 4 filings for Kelly Deck, filed by the Company on March 6, 2024, March 12, 2024, March 15, 2024, March 22, 2024, and March 28, 2024; and
•Form 4 filings for Brendan Eckelman, filed by the Company on March 12, 2024 and March 15, 2024.
Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed Merger when it is filed with the SEC. These documents (when available)

may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.inhibrx.com.

Investor and Media Contact:
Kelly D. Deck
Chief Financial Officer
ir@inhibrx.com
858-795-4260

Inhibrx, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	THREE MONTHS ENDED MARCH 31,
	2024	2023
Revenue:
License fee revenue	$—	$17
Total revenue	—	17
Operating expenses:
Research and development	63,851	37,386
General and administrative	9,974	6,397
Total operating expenses	73,825	43,783
Loss from operations	(73,825)	(43,766)
Total other expense	(4,885)	(5,150)
Net loss	$(78,710)	$(48,916)
Net loss per share, basic and diluted	$(1.44)	$(1.12)
Weighted-average shares of common stock and pre-funded warrants outstanding, basic and diluted	54,554	43,575

Inhibrx, Inc.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	MARCH 31,	DECEMBER 31,
	2024	2023
Cash and cash equivalents	$252,483	$277,924
Other current assets	22,055	17,434
Non-current assets	14,039	12,535
Total assets	$288,577	$307,893

Debt, current and non-current	$208,210	$206,968
Other current liabilities	68,238	56,312
Other non-current liabilities	561	1,110
Total liabilities	277,009	264,390
Stockholders’ equity	11,568	43,503
Total liabilities and stockholders’ equity	$288,577	$307,893